Dreyfus Premier
      International
      Growth Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier International Growth Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Butler.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. and international stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of 2.70% for Class A shares, 2.30% for Class B shares, 1.95% for Class C shares, 3.09% for Class R shares and 2.32% for Class T shares.(1) This compares with a 5.81% total return produced by the fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

The reporting period was marked by mixed results for both the international equity markets and the fund. While the underlying investments of the fund generally performed in line with the fund' s benchmark, an emphasis on investments in telecommunications and technology stocks resulted in a performance that lagged that of the fund's benchmark.

What is the fund's investment approach?

The fund seeks out companies throughout the world that meet three broad investment criteria. First, the stock should fit a broad investment theme we have identified, poised to benefit from long-term trends affecting change in the world economy. Second, the firms in which we invest must show financial and commercial strength. Third, shares in the firms in which we invest must be reasonably priced to give us the opportunity to take advantage of any future price gains.

What other factors influenced the fund's performance?

International stock markets performed reasonably well through year-end 2001, rebounding from the low levels reached following the September 11 terrorist attacks. Investors tended to look beyond weak corporate earnings and focused instead on declining interest rates. Central bankers around the world, in an effort to forestall a global economic slowdown,

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cut interest rates quickly and dramatically. The main beneficiaries of these cuts were economically sensitive stocks, including media, retail and technology companies, which the fund emphasized heavily.

During the 2002 portion of the reporting period, stock markets fluctuated widely. On the one hand, earnings concerns had a renewed negative impact on the markets, as the Enron scandal cast doubts on even the most well-regarded firms' earnings quality. On the other hand, the first signs of improvement in the U.S. economy boosted confidence that global growth might soon quicken.

In this environment, the fund's performance was mixed. For example, Asia, an area we emphasized, was the world' s best performing region. But the best performing industry groups in Asia -- energy and basic materials -- were sectors to which the fund had relatively light exposure.

What is the fund's current strategy?

We have continued to find attractive opportunities for growth stocks, despite a difficult economic environment. Stock markets have faced continuing pressure from external events such as corporate accounting scandals and geopolitical shocks. However, the prevailing low interest-rate environment and increasingly positive signs from the world's largest economies are positive factors supporting stock prices.

We recently reduced the fund's exposure to technology stocks, and we have locked in profits on some of the gains achieved from our emphasis on stocks in Asia. Because we believe that some growth-oriented sectors may have advanced too far, too quickly, we have increased the fund's holdings of defensive stocks such as consumer staples and pharmaceuticals. We are, however, aware of the need for agility in anticipating market trends and may tilt back toward a mor aggressive, growth-oriented stance as market conditions evolve. Indeed, our company-by-company approach to finding growth companies is well positioned, we believe, to perform well in a "stock picker's" market such as this one.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC AND SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERENT AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--88.8%                                    Shares        Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--1.0%

Westpac Banking                                         75,200         657,764

AUSTRIA--1.1%

Erste Bank der oesterreichischen Sparkassen              9,640         720,668

BRAZIL--2.2%

Aracruz Celulose, ADR                                   19,600         426,300

Petroleo Brasileiro, ADR                                23,600         552,240

Telemar Norte Leste                                     20,274         445,667

                                                                     1,424,207

CZECH REPUBLIC--.5%

Ceska Sporitelna                                        26,800  (a)    295,926

FINLAND--1.2%

Nokia                                                   46,800         757,064

FRANCE--10.1%

Aventis                                                 17,500       1,242,853

BNP Paribas                                             14,440         754,354

Sanofi-Synthelabo                                       12,000         767,937

Societe Generale                                        10,370         709,860

TotalFinaElf                                             8,900       1,348,330

Transiciel                                              18,100         593,417

Vivendi Environnement                                   29,145         960,783

Vivendi Environnement Warrants                          15,245  (a)      5,630

                                                                     6,383,164

GERMANY--3.9%

AMB Generali                                             8,180         913,598

Deutsche Bank                                            5,450         361,191

Muenchener Rueckversicherungs-Gesellschaft               1,480         366,585

Volkswagen                                              16,880         828,608

                                                                     2,469,982

HUNGARY--1.3%

OTP Bank                                                94,300         836,569

INDONESIA--3.1%

PT Bank Central Asia                                 2,915,000         827,947

PT Hanjaya Mandala Sampoerna                         2,381,500       1,116,727

                                                                     1,944,674

IRELAND--.7%

Irish Life & Permanent                                  33,700         458,339


COMMON STOCKS (CONTINUED)                            Shares           Value ($)
--------------------------------------------------------------------------------

ITALY--3.6%

Assicurazioni Generali                                  20,300         490,017

Parmalat Finanziaria                                   359,500       1,262,826

Telecom Italia                                          69,400         551,701

                                                                     2,304,544

JAPAN--12.8%

ACOM                                                     7,400         564,095

CANON                                                   19,000         727,131

Hitachi                                                 79,000         584,388

KYOCERA                                                 11,300         768,217

Kao                                                     23,000         449,051

MORI SEIKI                                              46,500         385,933

MURATA MANUFACTURING                                     2,400         152,894

Mitsubishi                                              60,000         449,440

Nippon Yusen Kabushiki Kaisha                          136,000         452,769

Nomura Holdings                                         32,000         445,551

OLYMPUS OPTICAL                                         36,000         467,081

Office Building Fund of Japan                              182         757,390

SECOM                                                    9,500         467,019

TERUMO                                                  28,600         422,460

Takeda Chemical Industries                              10,000         437,150

Toyota Motor                                            21,100         574,439

                                                                     8,105,008

LUXEMBOURG--.7%

Arcelor                                                 33,800         465,788

MEXICO--.7%

Groupo Televisa, ADR                                     9,700  (a)    438,440

NETHERLANDS--6.2%

Akzo Nobel                                              14,040         603,332

Koninklijke Luchtvaart Maatschappij                     13,300         204,367

Koninklijke Numico                                      35,100         905,757

Koninklijke (Royal) KPN                                 64,400  (a)    291,767

Koninklijke (Royal) Philips Electronics                 25,900         799,455

Ordina Beheer                                           27,100         301,451

Vedior                                                  59,540         824,257

                                                                     3,930,386

                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                             Shares          Value ($)
--------------------------------------------------------------------------------

SINGAPORE--2.2%

Chartered Semiconductor Manufacturing                   264,000  (a)    666,623

Oversea-Chinese Banking                                  97,000         695,225

                                                                      1,361,848

SOUTH KOREA--3.5%

KT, ADR                                                 19,425         439,976

Kookmin Bank, ADR                                       14,926         694,059

Samsung Electronics                                      1,600         474,166

Shinsegae                                                3,530         587,421

                                                                     2,195,622

SPAIN--4.4%

Aldeasa                                                 47,179         811,638

Altadis                                                 61,900       1,307,136

Aurea Concesiones de Infraestructuras del Estado        33,000         659,556

                                                                     2,778,330

SWITZERLAND--7.6%

Nestle                                                   5,385       1,274,064

Novartis                                                25,400       1,066,179

Roche Holding                                           13,680  (a)  1,037,324

STMicroelectronics                                      19,575         608,276

UBS                                                     17,550         846,710

                                                                     4,832,553

THAILAND--2.2%

National Finance                                     1,223,700  (a)    430,113

Siam Cement                                             24,200         548,410

Thai Farmers Bank                                      612,000  (a)    431,634

                                                                     1,410,157

UNITED KINGDOM--19.1%

Amdocs, ADR                                             26,800  (a)    582,364

Barclays                                               102,000         893,231

Brambles                                                71,600         354,716

British American Tobacco                               102,000       1,043,342

British Sky Broadcasting Group                          60,975  (a)    682,343

Dixons Group                                           271,900         900,332

GlaxoSmithKline                                         74,200       1,794,739

HBOS                                                    52,500         636,461


COMMON STOCKS (CONTINUED)                            Shares           Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

HSBC                                                    70,900         836,798

Prudential                                              32,800         348,888

Reckitt Benckiser                                       21,650         383,287

Rio Tinto                                               22,800         423,579

Royal Bank of Scotland Group                            41,300       1,184,656

Serco Group                                             92,400         358,805

Shell Transport & Trading                               61,600         438,465

Vodafone Group                                         554,975         895,584

Xstrata                                                 27,200  (a)    371,759

                                                                    12,129,349

UNITED STATES--.7%

Pharmacia                                               10,040  (a)    416,107

TOTAL COMMON STOCKS

   (cost $52,889,324)                                               56,316,489
--------------------------------------------------------------------------------

PREFERRED STOCKS--2.5%
--------------------------------------------------------------------------------

AUSTRALIA--1.1%

Village Roadshow                                       863,000         669,329

GERMANY--1.4%

Henkel                                                  13,750         903,954

TOTAL PREFERRED STOCKS

   (cost $1,476,866)                                                 1,573,283
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $54,366,190)                     91.3%      57,889,772

CASH AND RECEIVABLES (NET)                                8.7%       5,547,157

NET ASSETS                                              100.0%      63,436,929

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,366,190  57,889,772

Cash                                                                  2,047,877

Cash denominated in foreign currencies                      190,305     189,095

Receivable for investment securities sold                             2,393,247

Receivable for shares of Common Stock subscribed                      1,884,040

Dividends receivable                                                    264,295

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                    52,242

Prepaid expenses                                                         25,807

                                                                     64,746,375
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            50,340

Payable for investment securities purchased                           1,163,343

Payable for shares of Common Stock redeemed                              36,167

Accrued expenses                                                         59,596

                                                                      1,309,446
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,436,929
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      86,862,521

Accumulated investment (loss)                                          (80,502)

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                    (26,913,393)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    3,568,303
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,436,929

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       57,584,507             3,160,849           1,932,557             755,779                3,237

Shares Outstanding                    7,557,147               444,983             284,271              98,412              431.593
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          7.62                  7.10                 6.80                7.68                7.50


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $50,899 foreign taxes withheld at source)       357,639

EXPENSES:

Investment advisory fee--Note 3(a)                                     185,386

Shareholder servicing costs--Note 3(c)                                 114,943

Custodian fees                                                          46,174

Registration fees                                                       26,416

Professional fees                                                       20,209

Distribution fees--Note 3(b)                                            16,567

Prospectus and shareholders' reports                                    12,873

Directors' fees and expenses--Note 3(d)                                  7,718

Miscellaneous                                                            7,855

TOTAL EXPENSES                                                         438,141

INVESTMENT (LOSS)                                                     (80,502)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                  (822,386)

Net realized gain (loss) on financial futures                        (826,536)

Net realized gain (loss) on forward currency exchange contracts        298,165

NET REALIZED GAIN (LOSS)                                           (1,350,757)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  5,122,012

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,771,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,690,753

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (80,502)            (290,603)

Net realized gain (loss) on investments       (1,350,757)         (25,200,486)

Net unrealized appreciation (depreciation)
   on investments                              5,122,012           (3,255,123)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,690,753          (28,746,212)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --          (19,721,954)

Class B shares                                         --          (2,384,728)

Class C shares                                         --            (420,648)

Class R shares                                         --            (411,029)

Class T shares                                         --              (4,444)

TOTAL DIVIDENDS                                        --         (22,942,803)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                440,626,778          148,923,642

Class B shares                                  7,333,667          16,822,953

Class C shares                                 18,291,361          12,337,171

Class R shares                                  1,195,472              11,336

Dividends reinvested:

Class A shares                                         --          19,139,631

Class B shares                                         --           2,000,602

Class C shares                                         --             306,501

Class R shares                                         --             364,468

Class T shares                                         --               4,444

Cost of shares redeemed:

Class A shares                              (422,982,933)        (161,184,021)

Class B shares                                (7,832,330)         (20,320,855)

Class C shares                               (17,235,708)         (14,054,954)

Class R shares                                (1,207,135)            (240,009)

Class T shares                                    (4,204)              (3,120)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 18,184,968            4,107,789

TOTAL INCREASE (DECREASE) IN NET ASSETS       21,875,721          (47,581,226)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,561,208          89,142,434

END OF PERIOD                                  63,436,929          41,561,208


                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

CLASS A(A)

Shares sold                                    58,473,462          14,582,633

Shares issued for dividends reinvested                 --           1,610,196

Shares redeemed                              (55,844,700)         (15,597,438)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  2,628,762              595,391
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,033,957          1,888,929

Shares issued for dividends reinvested                 --            178,355

Shares redeemed                               (1,095,834)         (2,167,801)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (61,877)           (100,517)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     2,693,229          1,103,602

Shares issued for dividends reinvested                 --             28,602

Shares redeemed                               (2,521,983)         (1,205,572)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     171,246            (73,368)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       156,839              1,036

Shares issued for dividends reinvested                 --             30,636

Shares redeemed                                 (156,880)            (20,481)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (41)             11,191
--------------------------------------------------------------------------------

CLASS T

Shares issued for dividends reinvested                 --                 377

Shares redeemed                                     (560)                (313)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       (560)                   64

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 55,136 CLASS B SHARES REPRESENTING $396,230 WERE AUTOMATICALLY CONVERTED TO 51,518 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 75,620 CLASS B SHARES REPRESENTING $794,045 WERE AUTOMATICALLY CONVERTED TO 71,438 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended

                                           April 30, 2002                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                7.42          17.21         16.07         13.33          16.45         16.59

Investment Operations:

Investment income (loss)--net                      (.01)(a)      (.04)(a)       (.03)(a)       .00(a,b)          .26         .00(b)

Net realized and unrealized
   gain (loss) on investments                          .21        (4.91)          1.79           2.76           (.86)         2.24

Total from Investment Operations                       .20        (4.95)          1.76           2.76           (.60)         2.24

Distributions:

Dividends from investment
   income--net                                          --           --             --           (.02)            --          (.17)

Dividends from net realized
   gain on investments                                  --        (4.84)         (.62)             --           (2.52)       (2.21)

Total Distributions                                     --        (4.84)         (.62)          (.02)           (2.52)       (2.38)

Net asset value, end of period                        7.62         7.42         17.21          16.07            13.33        16.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                2.70(d)       (39.33)        10.70          20.74            (4.50)        15.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .84(d)         1.51          1.37           1.42             1.27          1.30

Ratio of interest expense
   to average net assets                                --           --           --            --                .08            --

Ratio of net investment
   income (loss)
   to average net assets                          (.11)(d)         (.37)         (.15)          (.01)             .55        .00(e)

Portfolio Turnover Rate                           54.56(d)       223.72        221.46         221.94           193.76        161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    57,585         36,546        74,590         58,908           41,637        59,030

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                Six Months Ended
                                                  April 30, 2002                          Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          2001          2000           1999           1998      1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.94          16.54        15.59          13.00          16.22      16.37

Investment Operations:

Investment (loss)                                 (.04)(a)        (.13)(a)      (.20)(a)       (.06)(a)      (.03)(a)      (.14)

Net realized and unrealized
   gain (loss) on investments                          .20         (4.63)         1.77         2.65          (.67)         2.24

Total from Investment Operations                       .16         (4.76)         1.57         2.59          (.70)         2.10

Distributions:

Dividends from investment
   income--net                                          --            --            --           --             --         (.04)

Dividends from net realized
   gain on investments                                  --         (4.84)        (.62)           --          (2.52)       (2.21)

Total Distributions                                     --         (4.84)        (.62)           --          (2.52)       (2.25)

Net asset value, end of period                        7.10          6.94        16.54          15.59         13.00        16.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  2.30(c)      (39.90)        9.72          19.83         (5.22)       14.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             1.32(c)        2.42         2.18           2.18          2.04         2.05

Ratio of interest expense
   to average net assets                                --            --         --            --              .08          --

Ratio of investment (loss)
   to average net assets                          (.65)(c)        (1.30)        (1.13)          (.41)         (.20)        (.76)

Portfolio Turnover Rate                           54.56(c)       223.72        221.46         221.94        193.76       161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,161        3,520        10,047         24,853        51,873       66,781

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002                                   Year Ended October 31,
                                                                   -----------------------------------------------------------------

CLASS C SHARES                                 (Unaudited)          2001          2000          1999           1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.67         16.02         15.16         12.66          15.87       16.20

Investment Operations:

Investment (loss)                                 (.03)(a)      (.11)(a)      (.17)(a)       (.14)(a)      (.03)(a)        (.12)(a)

Net realized and unrealized
   gain (loss) on investments                          .16        (4.40)          1.65          2.64          (.66)        2.18

Total from Investment Operations                       .13        (4.51)          1.48          2.50          (.69)        2.06

Distributions:

Dividends from investment
   income--net                                          --            --            --            --             --        (.18)

Dividends from net realized
   gain on investments                                  --        (4.84)          (.62)           --          (2.52)      (2.21)

Total Distributions                                     --        (4.84)          (.62)           --          (2.52)      (2.39)

Net asset value, end of period                        6.80         6.67          16.02         15.16          12.66       15.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                1.95(c)       (39.56)          9.45         19.75         (5.34)       14.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.28(c)          2.33          2.14          2.22           2.04        2.10

Ratio of interest expense
   to average net assets                                --            --            --            --            .08         .01

Ratio of investment (loss)
   to average net assets                          (.56)(c)        (1.17)         (.89)          (.97)         (.19)        (.73)

Portfolio Turnover Rate                           54.56(c)        223.72        221.46         221.94        193.76      161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,933          754          2,987           966            397         291

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                            April 30, 2002                                    Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)          2001          2000           1999           1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                7.45         17.22         16.05         13.32          16.43         16.59

Investment Operations:

Investment income (loss)--net                      (.02)(a)      (.01)(a)      (.02)(a)         .02(a)          .33           .17

Net realized and unrealized
   gain (loss) on investments                          .25         (4.92)         1.81         2.77            (.92)         2.10

Total from Investment Operations                       .23         (4.93)         1.79         2.79            (.59)         2.27

Distributions:

Dividends from investment
   income--net                                          --            --           --          (.06)             --          (.22)

Dividends from net realized
   gain on investments                                  --         (4.84)        (.62)          --             (2.52)       (2.21)

Total Distributions                                     --         (4.84)        (.62)         (.06)           (2.52)       (2.43)

Net asset value, end of period                        7.68          7.45        17.22         16.05            13.32         16.43
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.09(b)       (39.10)        10.84         21.04            (4.44)        15.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .75(b)          1.19         1.20          1.24           1.08          1.09

Ratio of interest expense
   to average net assets                                --           --            --            --            .08           .01

Ratio of net investment
   income (loss) to average
   net assets                                     (.31)(b)         (.09)         (.13)            .15          .70           .21

Portfolio Turnover Rate                           54.56(b)        223.72        221.46         221.94       193.76        161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         756           734        1,502             92            45            80

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      Six Months Ended
                                                                        April 30, 2002                  Year Ended October 31,
                                                                                                        ----------------------

CLASS T SHARES                                                              (Unaudited)                 2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                7.33               17.13           22.65

Investment Operations:

Investment (loss)                                                               (.05)(b)             (.08)(b)          (.06)(b)

Net realized and unrealized gain (loss)
   on investments                                                                    .22              (4.88)           (5.46)

Total from Investment Operations                                                     .17              (4.96)           (5.52)

Distributions:

Dividends from net realized gain on investments                                       --              (4.84)            --

Net asset value, end of period                                                      7.50               7.33             17.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                              2.32(d)             (39.62)         (24.37)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                          1.32(d)               1.93             1.16(d)

Ratio of investment (loss)
   to average net assets                                                        (.65)(d)              (.81)            (.36)(d)

Portfolio Turnover Rate                                                         54.56(d)             223.72             221.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  3                  7                16

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the
" Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund' s investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited
(" Newton" ) serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $25,203,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The Distributor retained $21,590 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $12,606, $3,953 and $8, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $55,842, $4,202, $1,318 and $8, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $27,836 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended April 30, 2002, amounted to $36,797,480 and $26,104,930, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2002, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2002:


                                                        Foreign
Forward Currency                                       Currency                                                     Unrealized
    Exchange Contracts                                  Amounts                 Cost ($)          Value ($)        Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

British Pounds,
    expiring 11/15/2002                                 745,954             1,057,306          1,074,711                    17,405

Euros,
    expiring 11/15/2002                               1,977,514             1,734,000          1,768,837                    34,837

    TOTAL                                                                                                                   52,242


At April 30, 2002, accumulated net unrealized appreciation on investments was $3,523,582, consisting of $5,300,042 gross unrealized appreciation and $1,776,460 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                 For More Information

                        Dreyfus Premier  International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  092SA0402